UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Oriental Financial Group Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 24, 2013.

ORIENTAL FINANCIAL GROUP INC.

Meeting Information

Meeting Type:

Annual Meeting

For holders as of:

March 1, 2013

Date: April 24, 2013

Time: 10:00 a.m., EST

Location: Oriental Tower

Professional Offices Park

997 San Roberto Street

8th Floor

San Juan, Puerto Rico

You are receiving this communication because you hold

shares in the company named above.

ORIENTAL FINANCIAL GROUP INC.

C/O AMERICAN STOCK TRANSFER & TRUST CO.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of

the more complete proxy materials that are available to

you on the Internet. You may view the proxy materials

online at www.proxyvote.com or easily request a paper copy

6201 15TH AVENUE

BROOKLYN, NY 11219

(see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:

www.proxyvote.com

2) BY TELEPHONE:

1-800-579-1639

3) BY E-MAIL*:

sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 10, 2013 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote

FOR ALL of the following:

1. To elect two directors to serve until the 2016 annual meeting of shareholders and until their successors are duly elected and qualified:

Nominees:

01) José Rafael Fernández

02) José E. Rossi

The Board of Directors recommends that you vote FOR the following:

2. To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as set forth in the accompanying Proxy Statement.

3. To replenish and increase the shares reserved for issuance under the Company’s 2007 Omnibus Performance Incentive Plan.

4. To amend the Articles of Incorporation to change the Company’s name to “OFG Bancorp”.

5. To ratify the selection of the Company’s independent registered public accounting firm for 2013.

6. To adjourn or postpone the annual meeting, if necessary, to solicit additional proxies in favor of Proposal 3 or 4.